SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2005
SANDERSON FARMS, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 N. 13th Avenue P.O. Box 988 Laurel, Mississippi	39440

(Address of principal executive offices)	(Zip Code)
(601) 649-4030

(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE
EX-99.2 TRANSCRIPT OF CONFERENCE CALL

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On December 6, 2005, the Registrant issued a press release announcing its earnings for its fiscal quarter and year ended October 31, 2005. The press release is furnished herewith as Exhibit 99.1. Also on December 6, 2005, the Registrant held a conference call to discuss its earnings for its fiscal quarter and year ended October 31, 2005. A transcript of the conference call is furnished herewith as Exhibit 99.2. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934.
During its conference call to discuss its earnings for its fiscal quarter and year ended October 31, 2005, the Registrant reported that it expects its feed grain costs during fiscal 2006 to be $5 million to $10 million more than the favorable cost experienced during 2005. The volume of the Registrant’s needs for feed grains during fiscal 2006 will be higher than during 2005 in light of its increased capacity and increase in the number of chickens expected to be processed during fiscal 2006.
During the question and answer period of the conference call, management was asked if the $5 million to $10 million in increased costs includes the additional grain that will be needed to manufacture feed for the Registrant’s expected volume increases, and management responded that the increased costs do include the feed necessary to feed additional live inventory in Georgia. The increase in feed grain costs expected during fiscal 2006 and discussed on the call was calculated by comparing the product of the quantity of feed grain expected to be used during fiscal 2006 times the actual or expected per unit costs of such grain to the product of the quantity of feed grain expected to be used during fiscal 2006 times the average per unit cost actually experienced during fiscal 2005. As management reported on the call, the actual costs for fiscal 2006 are not certain at this time, and the $5 million to $10 million expected higher costs is an estimate. The Registrant has not completely priced all of its grain needs for fiscal 2006 at this time.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) The following exhibits are filed with this Current Report:

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated December 6, 2005

99.2	Transcript of conference call held by Sanderson Farms, Inc. on December 6, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SANDERSON FARMS, INC.
(Registrant)

Date: December 12, 2005	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated December 6, 2005

99.2	Transcript of conference call held by Sanderson Farms, Inc. on December 6, 2005